UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2023

Luther Burbank Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38317 (Commission File Number)	68-0270948 (I.R.S. Employer Identification Number)

520 Third St, Fourth Floor, Santa Rosa, California (Address of principal executive offices)		95401 (Zip Code)

Registrant's telephone number, including area code: (844) 446-8201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	LBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed, on November 13, 2022, Luther Burbank Corporation, a California corporation (the “Company”), and WaFd, Inc. (f/k/a Washington Federal, Inc.), a Washington corporation (“WaFd”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), pursuant to which the Company will be merged with and into WaFd, with WaFd as the surviving institution (the “Corporate Merger”), subject to the terms and conditions set forth therein, promptly followed by the merger of the Company’s wholly-owned bank subsidiary, Luther Burbank Savings, with and into Washington Federal Bank, dba WaFd Bank, the wholly-owned bank subsidiary of WaFd (“WAFD Bank”), with WAFD Bank as the surviving institution (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.”
Pursuant to the terms of the Merger Agreement, the Merger Agreement may be terminated, and the Merger may be abandoned, by either the Company or WaFd if the Corporate Merger is not consummated by November 30, 2023 (the “Outside Date”). The Merger Agreement also provides that if all required regulatory approvals have not been received by the Outside Date, so long as all other conditions to the closing of the Merger that are able to be satisfied by the original Outside Date have been satisfied or waived (other than conditions that are to be satisfied at closing and such conditions would have been capable of being satisfied on the original Outside Date), either the Company or WaFd may extend the Outside Date to February 29, 2024, by written notice to the other party.
On November 28, 2023, the Company and WaFd mutually agreed to extend the Outside Date of the Merger Agreement from November 30, 2023 to February 29, 2024 in accordance with the terms of the Merger Agreement. The Company and WaFd acknowledge the continuing merits of the Merger to each party’s shareholders, employees, clients and communities they serve. The Company and WaFd are fully committed to the Merger and continue to make significant progress in planning for its closing and the integration of the companies.
As previously disclosed, on May 4, 2023, shareholders of the Company and WaFd approved the Merger Agreement, and on October 13, 2023, the Washington State Department of Financial Institutions granted conditional approval of the Merger. The consummation of the Merger remains subject to the receipt of approvals from the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.
Forward-Looking Statements
Except for historical information, all other information in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the Merger between the Company and WaFd, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) the Company’s or WaFd's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of the Company and WaFd and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of the Company and WaFd may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger; (5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may compress margins and adversely affect net interest income; (7) results may be adversely affected by adverse changes to credit quality; (8) competition from other financial services companies in the Company’s and WaFd's markets could adversely affect operations; and (9) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s and WaFd's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website at www.sec.gov.
The Company and WaFd caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger or other matters attributable to the Company or WaFd, or any person acting on the Company’s or WaFd's behalf are expressly qualified in their entirety by the cautionary statements above. The Company and WaFd do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUTHER BURBANK CORPORATION

DATED: November 29, 2023	By: /s/ Laura Tarantino
Laura Tarantino
Executive Vice President and Chief Financial Officer